UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: July 27, 2000

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

          Colorado                    0-24768                 84-1123311
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

                  7100 E. Belleview Avenue, Englewood, CO 80111
               (Address of principal executive offices) Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

                                      None

          (Former name or former address, if changes since last report)

Item 5. Other Events.     Press release announcing the signing of a definitive
agreement with Parkstone Medical Information Systems, Inc.


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Exhibits

Exhibit 99.1 - Press release dated July 27, 2000, announcing the signing of a definitive agreement with Parkstone Medical Information Systems, Inc.

                                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          MEDIX RESOURCES, INC.

Date: Aug 7, 2000                                 By: /s/ Patricia A. Minicucci
                                                      -------------------------
                                                      Executive Vice President


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